UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     July 19, 2016

Citigroup Commercial Mortgage Trust 2016-C1

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001673255)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citigroup Global Markets Realty Corp.

(Central Index Key number: 0001541001)

Cantor Commercial Real Estate Lending, L.P.

(Central Index Key number: 0001558761)

Starwood Mortgage Funding V LLC

(Central Index Key number: Not Applicable)

FCRE REL, LLC

(Central Index Key number: 0001636352)

(Exact name of sponsors as specified in their charters)

Delaware	333-207132-04	86-1073506
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

390 Greenwich Street New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 816-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.       Entry into a Material Definitive Agreement.

On June 1, 2016, Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2016 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer (in such capacity, the “Master Servicer”), LNR Partners, LLC, as special servicer (the “Special Servicer”), Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), of Citigroup Commercial Mortgage Trust 2016-C1, Commercial Mortgage Pass-Through Certificates, Series 2016-C1 (the “Certificates”). The Certificates represent, in the aggregate, the entire beneficial ownership in Citigroup Commercial Mortgage Trust 2016-C1 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Pooling and Servicing Agreement was filed as Exhibit 4.1 to the Current Report on Form 8-K (the “Closing Form 8-K”), filed with the Securities and Exchange Commission (the “SEC”) on June 1, 2016, with respect to the Issuing Entity. The assets of the Issuing Entity consist primarily of 54 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 130 commercial, multifamily and manufactured housing community properties.

The Mortgage Loan secured by the portfolio of mortgaged properties identified on Annex A to the Prospectus with respect to the Issuing Entity, dated May 17, 2016 and filed with the SEC on June 1, 2016 (the “Prospectus”), as OZRE Leased Fee Portfolio (the “OZRE Leased Fee Portfolio Mortgage Loan”) is part of a loan combination (the “OZRE Leased Fee Portfolio Mortgage Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and four pari passu companion loans (each, an “OZRE Leased Fee Portfolio Pari Passu Companion Loan” and, collectively, the “OZRE Leased Fee Portfolio Pari Passu Companion Loans”) that are held outside the Issuing Entity, all of which are secured by the same mortgage or deed of trust encumbering the same portfolio of mortgaged properties. With respect to the OZRE Leased Fee Portfolio Mortgage Loan Combination, (i) the OZRE Leased Fee Portfolio Pari Passu Companion Loans evidenced by the non-controlling promissory notes A-1, A-4 and A-5 are part of the mortgage pool backing the CFCRE 2016-C4 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C4 (the “CFCRE 2016-C4 Certificates”), and (ii) the OZRE Leased Fee Portfolio Mortgage Loan Combination is being serviced pursuant to the pooling and servicing agreement governing the issuance of the CFCRE 2016-C4 Certificates, dated as of May 1, 2016 (the “CFCRE 2016-C4 PSA”), between CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer (in such capacity, the “CFCRE 2016-C4 Master Servicer”), Rialto Capital Advisors, LLC, as special servicer (the “CFCRE 2016-C4 Special Servicer”), U.S. Bank National Association, as trustee (in such capacity, the “CFCRE 2016-C4 Trustee”), certificate administrator and paying agent, U.S. Bank National Association, as custodian, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer. The CFCRE 2016-C4 Master Servicer and the CFCRE 2016-C4 Special Servicer are responsible for servicing the OZRE Leased Fee Portfolio Mortgage Loan and administering the related portfolio of mortgaged properties, and the CFCRE 2016-C4 Trustee is the mortgagee of record with respect to the OZRE Leased Fee Portfolio Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holders of the OZRE Leased Fee Portfolio Companion Loans were generally governed by a co-lender agreement dated as of May 18, 2016 (the “OZRE Leased Fee Portfolio Co-Lender Agreement”), among the holders of the promissory notes evidencing the OZRE Leased Fee Portfolio Mortgage Loan Combination. The CFCRE 2016-C4 PSA and the OZRE Leased Fee Portfolio Co-Lender Agreement were filed as Exhibits 4.2 and 4.4, respectively, to the Closing Form 8-K.

The holders of the promissory notes evidencing the OZRE Leased Fee Portfolio Mortgage Loan Combination have entered into an amended and restated co-lender agreement, dated as July 19, 2016 “Amended and Restated OZRE Leased Fee Portfolio Co-Lender Agreement”), to reflect the severing of the OZRE Leased Fee Portfolio Pari Passu Companion Loan evidenced by promissory note A-2 into two component notes (Note A-2-1 and Note A-2-2). Effective as of July 19, 2016, the OZRE Leased Fee Portfolio Co-Lender Agreement has been amended and restated by the Amended and Restated OZRE Leased Fee Portfolio Co-Lender Agreement, and the relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holders of the OZRE Leased Fee Portfolio Companion Loans are generally governed by the Amended and Restated OZRE Leased Fee Portfolio Co-Lender Agreement. The Amended and Restated OZRE Leased Fee Portfolio Co-Lender Agreement is attached to this Form 8-K as Exhibit 4.4.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit 4.4	Amended and Restated Co-Lender Agreement, dated as of July 19, 2016, between U.S. Bank National Association, as Trustee, for the benefit of the Holders of CFCRE 2016-C4 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C4, as Note A-1 Holder, Note A-4 Holder and Note A-5 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2-1 Holder and Note A-2-2 Holder, and Deutsche Bank Trust Company Americas, as Trustee, on behalf of the registered Holders of Citigroup Commercial Mortgage Trust 2016-C1, Commercial Mortgage Pass-Through Certificates, Series 2016-C1, as Note A-3 Holder, Note A-6 Holder, Note A-7 Holder and Note A-8 Holder, relating to the OZRE Leased Fee Portfolio Mortgage Loan Combination

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 9, 2016	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice Title: President

CGCMT 2016-C1 – Form 8-K

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

4.4	Amended and Restated Co-Lender Agreement, dated as of July 19, 2016, between U.S. Bank National Association, as Trustee, for the benefit of the Holders of CFCRE 2016-C4 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C4, as Note A-1 Holder, Note A-4 Holder and Note A-5 Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2-1 Holder and Note A-2-2 Holder, and Deutsche Bank Trust Company Americas, as Trustee, on behalf of the registered Holders of Citigroup Commercial Mortgage Trust 2016-C1, Commercial Mortgage Pass-Through Certificates, Series 2016-C1, as Note A-3 Holder, Note A-6 Holder, Note A-7 Holder and Note A-8 Holder, relating to the OZRE Leased Fee Portfolio Mortgage Loan Combination	(E)